UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2010

NEKTAR THERAPEUTICS
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Industrial Road
San Carlos, California 94070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 4, 2010, Nektar Therapeutics, a Delaware corporation (“Nektar”), issued a press release (the “Press Release”) announcing its financial results for the quarter ended September 30, 2010.   A copy of the Press Release is furnished herewith as Exhibit 99.1.

On October 28, 2010, Nektar announced that its management would hold a conference call on November 4, 2010 to review its financial results for the quarter ended September 30, 2010.  On this conference call, management expects to make certain forward-looking statements regarding pre-clinical and clinical development results and progress for certain of Nektar’s proprietary drug development programs, the value and potential of Nektar’s advanced polymer chemistry technology platform, the timing and availability of future results from clinical development programs, the potential for submitting a New Drug Application (“NDA”) on an accelerated basis to the Food and Drug Administration (“FDA”) pending the outcome of future results from an expanded Phase 2 clinical study which is currently in progress for NKTR-102 in platinum-resistant/refractory ovarian cancer, the progress of Nektar’s programs currently in the clinic, the timing for the anticipated start of clinical trials, the timing and potential for completion of a partnership transaction for NKTR-102, the commercial potential of drug candidates, potential future revenues that may be realized under one or more of Nektar’s collaboration agreements, and financial guidance for 2010.  These forward-looking statements involve substantial risks and uncertainties including but not limited to:

1.
Nektar’s proprietary drug candidates, including NKTR-118, NKTR-102, Amikacin Inhale, and NKTR-105 are in early to mid-stage clinical development and the risk of failure remains high and can unexpectedly occur at any stage prior to regulatory approval due to lack of efficacy, safety issues, maufacturing challenges or other factors that can impact drug development;

2.
The Phase 2 results for NKTR-102 in ovarian previously announced by Nektar in 2010 remain subject to final data gathering and analysis review and confirmation procedures and the final results for the ovarian cancer trial may differ materially and adversely;

3.
The expansion of the Phase 2 study in women with platinum-resistant/refractory ovarian cancer will necessarily change the efficacy results (e.g. overall response rates, progression-free survival etc.) and safety observations (i.e. frequency and severity of serious adverse events) and, as such, the previously announced results from the Phase 2 study for ovarian cancer remain subject to change and the final results could be materially and adversely;

4.
Approval of an NDA by the FDA almost always requires the sponsor to conduct Phase 3 clinical studies prior to consideration and approval of an NDA and, as a result, review and/or approval of an NDA by the FDA based on Phase 2 results for NKTR-102 in platinum-resistant/refractory ovarian cancer prior to completion of Phase 3 clinical studies would be unusual and is highly unlikely;

5.
The initial preliminary RECIST response data for the NKTR-102 clinical trial in metastatic breast cancer reported by Nektar in a press release issued on June 9, 2010 is subject to substantial change as the trial continues to progress since that date and such substantial change could be material and adverse;

6.
If Nektar is unable to establish and maintain collaboration partnerships or appropriate transaction structures relating to its drug candidates, such as for NKTR-102, on attractive commercial terms, our business, results of operations and financial condition could suffer;

7.
The timing of any new collaboration partnerships or other similar transactions is difficult to predict due to availability of clinical data, the number of potential partners that need to complete due diligence and approval processes, and numerous other unpredictable factors that can delay, impede or prevent significant transactions;

8.
The timing and/or success of the commencement or end of clinical trials, including without limitation the anticipated Phase 3 commencement for NKTR-118 and Amikacin Inhale, may be delayed or unsuccessful due to regulatory delays, clinical trial design (and regulatory concurrence for design), slower than anticipated patient enrollment, manufacturing challenges, changing standards of care or clinical outcomes;

9.
Scientific discovery of new medical breakthroughs is an inherently uncertain process and the future success of the application of Nektar’s technology platforms to potential new drug candidates is therefore very uncertain and unpredictable and we expect numerous research and development programs to fail;

10.
Management’s financial projections for 2010 revenue and year-end cash position are subject to significant risks of unplanned revenue and/or cash short-falls and unplanned expenses, which could adversely affect Nektar’s actual 2010 annual financial results and year-end cash position;

11.
Nektar’s patent applications for its proprietary or partner product candidates may not issue, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required in the future;

12.
The outcome of any existing or future intellectual property or other litigation related to Nektar’s proprietary product candidates or partner product candidates where Nektar has indemnification responsibility is unpredictable and could have a material adverse effect on our business, results of operations and financial condition;

13.	The market sizes for Nektar’s proprietary and partnered product programs are based on management’s current estimates only and actual market sizes may differ materially and adversely; and

14.	Other important risks and uncertainties set forth in Nektar’s Quarterly Report on Form 10-Q filed with the SEC for the quarter ended June 30, 2010.

Actual results could differ materially from the forward-looking statements made by management during the conference call and in the Press Release.  Nektar undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release titled “Nektar Therapeutics Reports Third Quarter 2010 Financial Results” issued by Nektar Therapeutics on November 4, 2010.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	November 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “Nektar Therapeutics Reports Third Quarter 2010 Financial Results” issued by Nektar Therapeutics on November 4, 2010.